[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 10.25

FIRST AMENDMENT TO

MASTER PRODUCT DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO MASTER PRODUCT DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT (“Amendment”) is entered into effective as of March 15, 2013 (the “Effective Date”) between Alder Biopharmaceuticals, Inc., a Delaware corporation, with its principal offices at 11804 North Creek Parkway South, Bothell, WA 98011 (“Client”) and Althea Technologies, Inc., a Delaware corporation, with its principal offices at 11040 Roselle Street, San Diego, CA 92121 (“Althea”), in order to amend that certain Master Product Development and Clinical Supply Agreement between Client and Althea dated March 21, 2011 (the “Agreement”). The parties agree as follows:

1. The first sentence in Section 3.1 (Term) in the Agreement is hereby amended to read in its entirety as follows: “This Agreement shall commence on the Effective Date and will continue until the later of (a) [***], and (b) the date on which the Production services, as described in the last outstanding PWA, have been completed, unless sooner terminated pursuant to Section 3.2 herein (the “Term”).

2. All other terms and conditions of the Agreement remain unchanged and in full force and effect. In the event of a conflict between the Agreement and this Amendment, this Amendment will control.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This Amendment shall be effective upon full execution, and a facsimile or other electronic signature shall be deemed to be and shall be as effective as an original signature.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

ALDER BIOPHARMACEUTICALS, INC.		ALTHEA TECHNOLOGIES, INC.

By:	/s/ Mark J. Litton, Ph.D.	By:	/s/ Martha J. Demski

Name:	Mark J. Litton, Ph.D.	Name:	Martha J. Demski

Title:	Chief Business Officer	Title:	SVP and CFO

Date:	March 15, 2013	Date:	2013.03.19 10:25:10-07’00’

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